As filed with the Securities and Exchange Commission on December 5, 2008

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 1, 2008

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

By action dated December 1, 2008, a Committee previously appointed by the Board of Directors of the Registrant increased the amount of securities authorized to be issued and sold pursuant to the Registrant’s Medium-Term Note Program, Series L by an additional $9,000,000,000 (the “Additional Securities”). Pursuant to the Medium-Term Note Program, Series L, the Registrant sold (a) $6,750,000,000 aggregate principal amount of the Registrant’s 3.125% Senior Notes, due June 2012 (the “Fixed Rate Notes”), (b) $750,000,000 aggregate principal amount of the Registrant’s Senior Three-Month LIBOR Notes, due December 2011 (the “Three-Month LIBOR Notes, due 2011”), (c) $500,000,000 aggregate principal amount of the Registrant’s Senior One-Month LIBOR Notes, due December 2011 (the “One-Month LIBOR Notes, due 2011”), and (d) $1,000,000,000 aggregate principal amount of the Registrant’s Senior Three-Month LIBOR Notes, due December 2010 (the “Three-Month LIBOR Notes, due 2010,” and collectively with the Fixed Rate Notes, the Three-Month LIBOR Notes, due 2011 and the One-Month LIBOR Notes, due 2011, the “Notes”) to the Initial Purchasers (as defined below). The Notes are guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) pursuant to the FDIC’s Temporary Liquidity Guarantee Program established pursuant to 12 C.F.R. Part 370 (the “TLG Program”).

On December 1, 2008, the Registrant entered into a Written Terms Agreement (the “Terms Agreement”) with the initial purchasers named therein (the “Initial Purchasers”) for the Notes. The terms of the offering of the Notes are described in the Registrant’s Pricing Supplement dated December 1, 2008 to the Prospectus Supplement dated April 10, 2008, supplementing the Prospectus dated May 5, 2006 constituting a part of the Registrant’s Registration Statement on Form S-3, Registration No. 333-133852. The Terms Agreement is attached as Exhibit 1.1 hereto.

On December 1, 2008, the Registrant and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York) entered into a Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) to the Indenture dated as of January 1, 1995, between the Registrant (successor to NationsBank Corporation) and BankAmerica National Trust Company, as supplemented by a First Supplemental Indenture dated as of September 18, 1998, between the Registrant (successor to NationsBank Corporation) and U.S. Bank Trust National Association (successor trustee to BankAmerica National Trust Company), a Second Supplemental Indenture dated as of May 7, 2001, among the Registrant, U.S. Bank Trust National Association, as prior trustee, and The Bank of New York, as successor trustee, a Third Supplemental Indenture dated as of July 28, 2004, between the Registrant and The Bank of New York and a Fourth Supplemental Indenture dated as of April 28, 2006, between the Registrant and The Bank of New York. The Fifth Supplemental Indenture adds to the Indenture (as supplemented) provisions required by the FDIC pursuant to the TLG Program, and is attached as Exhibit 4.1 hereto.

A form of note for the Fixed Rate Notes is attached as Exhibit 4.2 hereto, a form of note for the Three-Month LIBOR Notes, due 2011 is attached as Exhibit 4.3 hereto, a form of note for the One-Month LIBOR Notes, due 2011 is attached as Exhibit 4.4 hereto, and a form of note for the Three-Month LIBOR Notes, due 2010 is attached as Exhibit 4.5 hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Written Terms Agreement dated as of December 1, 2008 between the Registrant and the Initial Purchasers with respect to the issuance and sale of the Notes.

4.1	Fifth Supplemental Indenture dated as of December 1, 2008 between the Registrant and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of note for the Fixed Rate Notes.

4.3	Form of note for the Three-Month LIBOR Notes, due 2011.

4.4	Form of note for the One-Month LIBOR Notes, due 2011.

4.5	Form of note for the Three-Month LIBOR Notes, due 2010.

5.1	Opinion of McGuireWoods LLP as to the legality of the Additional Securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ TERESA M. BRENNER
Teresa M. Brenner
Associate General Counsel

Dated: December 5, 2008

INDEX TO EXHIBITS

Exhibit No.
1.1	Written Terms Agreement dated as of December 1, 2008 between the Registrant and the Initial Purchasers with respect to the issuance and sale of the Notes.

4.1	Fifth Supplemental Indenture dated as of December 1, 2008 between the Registrant and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of note for the Fixed Rate Notes.

4.3	Form of note for the Three-Month LIBOR Notes, due 2011.

4.4	Form of note for the One-Month LIBOR Notes, due 2011.

4.5	Form of note for the Three-Month LIBOR Notes, due 2010.

5.1	Opinion of McGuireWoods LLP as to the legality of the Additional Securities.